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Exhibit 10.12

                        GUARANTEED MAXIMUM PRICE PROPOSAL

                                       For

                             ADVANCED BIOTHERAY,INC

                        Pilot Formulation / Filling Area

                                 At New Horizons
                               COLUMBIA, MARYLAND

                                   Prepared By

                           Integrated Project Services

                        1122 Kenilworth Drive, Suite 405
                                Towson, MD 21204
                                  410.296.8590
                                fax 410.296,8594
                                  www,ipsdb.com

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 1122 Kenilworth Drive - Exchange Building, Suite 405 - Towson, Maryland 21204-
            Phone: 410.296.8590 - Fax: 410.296.8594 - www.ipsdb.corn


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March 21, 2003

Mr. Ed Buccellato
President/CEO
Advanced Biotherapy, Inc.
6355 Topanga Canyon Blvd.
Woodland Hills, CA 91367

RE:      Pilot Formulation/Filling Area
         New Horizons Facility
         Professional Design and Construction Services
         GMP Proposal
         ITS Project No. MDD03001.1
         IPS Proposal No. MDD031044.1

Dear Ed:

IPS - Integrated Project Services is pleased to present our GMP (Guaranteed Maximum Price) for the Final Engineering, Construction Management, and Commissioning of your manufacturing expansion. A separate proposal for
Validation Services is also enclosed herein. Our GMP Cost Estimate and clarifications is based on the attached Design Documents and Milestone Schedule we are submitting with this proposal.

This GMP Proposal outlines how IPS will provide you with a compliant and functional Pilot Formulation/Filling Area to meet FDA requirements. IPS is seeking to expand our current commercial agreement to include the remaining final engineering activities, construction management, and commissioning and validation responsibilities for this area of the project. The attached proposal will provide the overall costs required to complete and validate the facility.

From our involvement in the project over the past month and a half, we have gained a thorough understanding of your programmatic needs, as well as your desire to keep the first costs for the construction of the facility to a minimum while still producing a compliant facility. We fully comprehend your concerns for maintaining your capital allocation and your desire to complete this facility expansion at the lowest cost possible.

We feel that the industry expertise and creativity that our team has exhibited should bring a level of confidence to your project team. As our role continues, we are positive that our design, construction, and validation team will also provide the level of experience and cooperation to minimize Advanced Biotherapy's day-to-day "issues" during the duration of IPS' management. Our proposal will reduce your risks going forward in many aspects, including financial cost management, schedule adherence, day-to-day project management and regulatory compliance.

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Ed, attached you will find a detailed documentation of our proposed deliverables for this project. We have developed this proposal based on our discussions to date and believe it provides Advanced Biotherapy with the best solution for the task at hand. We look forward to the opportunity of continuing to work with you on this challenging project and any questions you may have in regard to our offer. Should you have any questions or require any additional clarification, do not hesitate to contact this office.

Very truly yours,

INTEGRATED PROJECT SERVICES

William Deckert
Director, Technical Sales

Cc:      Chris Maddox
         Chris DiPaolo

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                                TABLE OF CONTENTS

1.0 PROJECT OVERVIEW

     1.1 Executive Summary
     1.2 Key Issues for Project Success
     1.3 Design/Build Project Strategy
     1.4 Design/Build Project Discussion

2.0 SCOPE OF SERVICES

     2.1 Project Management

     2.2 Final Engineering & Design

     2.3 Procurement, Construction Administration and Construction Management

3.0 BASIS OF DESIGN
    Design Criteria/System Description

4.0 GMP BUDGET

5.0 CLARIFICATIONS/ASSUMPTIONS/EXCLUSIONS

6.0 MILESTONE SCHEDULE

7.0 DRAWINGS
    Site Plan
    Egress Plan
    Demolition Plan
    Floor Plan
    Reflected Ceiling Plan
    Schedules
    Ductwork Flow Plan
    Airflow Diagram
    Electrical Single Line Diagram

8.0 COMMERCIAL TERMS

9.0 PROJECT ORGANIZATION

10.0 RESUMES

11.0 2003 RATE SCHEDULE

12.0 APPENDIX
     Validation Proposal

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1.0  PROJECT OVERVIEW

     1.1  Executive Summary

     IPS has been retained by Advanced Biotherapy, Inc. to provide a Master Plan and Preliminary Engineering along with an outline for a Validation Master Plan and a Budgetary Cost Estimate. These items are being completed by IPS and will be submitted to the owner for review. Subsequently to reviewing the Cost Estimate we were asked to proceed with determining a Guaranteed Maximum Price
(GMP) Cost Estimate for the design, construction, and validation the new Pilot Formulation and Filling Room. This proposal outlines the scope of services included in the GMP that IPS has agreed to provide as part of to the performance of this work.

     Advanced Biotherapy is undertaking a renovation of the existing warehouse space located at the New Horizons facility in Columbia, MD. The expansion will include about 640 square feet of space for a new fill room. Two other rooms will be renovated to become part of this suite. A new mechanical system shall be dedicated to the suite and power will be taken from the main feed for the existing building.

The objectives of the project are:

o Provide a FDA approved manufacturing space for a new cGMP pilot formulation and filling area.

o Build a new sterile suite that will be a validated in accordance to meet FDA standards.

o    Build a competitive, quality, and cost effective facility.

o    Deliver a safe and functional building.

o    Assure that the facility meets applicable regulatory requirements.

This project entails the renovation of the existing warehouse area located behind the existing lyophilizer and will also include renovation of two existing rooms to house the new gowning area and a material prep room. The material prep room shall also be used to store raw materials and bottled WFI water. Ancillary rooms and air locks will also be created to support the new program. Glassware for this facility will be leased and set back and forth from the vendor for sterilization,

The proposed new facility program is as follows:

-------------------------------------------- ---------------------------
ROOM / FUNCTION                                       NEW AREA
-------------------------------------------- ---------------------------
100 Fill Room                                          364 SF
-------------------------------------------- ---------------------------
101 Gowning Room                                       116 SF
-------------------------------------------- ---------------------------
102 Airlock                                             24 SF
-------------------------------------------- ---------------------------
103 Material Prep                                      126 SF
-------------------------------------------- ---------------------------
TOTAL RENOVATED AREA:                                  640 SF
-------------------------------------------- ---------------------------

-------------------------------------------- ---------------------------

                             Confidential Treatment

Advanced Biotherapy seeks operational use of the Pilot Formulation and Filling area in the fourth quarter of 2003. To meet this schedule, the facility should be completed and validated by October 2003. The proposed implementation plan for this project calls for a fast-track design/build approach that allows for final design, equipment procurement, and construction activities to occur simultaneously in order to meet the required schedule. In the Basis of Design that follows in Section 3.0, IPS provides the criteria for final design.

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Our GMP Cost Estimate is based on the  engineering  documentation  identified at the end of this document. IPS' professional cost estimating team will seek project pricing from some of the local mechanical, electrical and general construction subcontractors and vendors in and around the area to confirm our estimates in the market place. A detailed cost breakdown is included which identifies the specific quantities of materials included and the items excluded as part of this scope of work. Allowances have been identified and included for items where final scope definition has yet to be established and work that relates directly to Owner furnished equipment. The allowances have been set at levels of cost, which should accommodate the design intent, which is described hereinafter.

The Total Cost of the Guaranteed Maximum Price is: One Hundred Sixty Four Thousand Four Hundred Eleven Dollars ($164,411.00)

1.2  Key Issues for Project Success

     The successful delivery of a technically driven project is a complex endeavor, IPS is up to the challenge since this is our chosen area of expertise and daily practice. Over 95% of our firm's activities are devoted toward implementation of cGMP-driven pharmaceutical projects. This project has multiple critical issues, which must be clearly addressed in order to achieve the program's objectives. The discussion, which follows, offers insights on a proposed approach.

1.2.1 Quality

     This project requires exceptional attention to detail in order to deliver a facility which meets Advanced Biotherapy performance requirements and the necessary conformance and compliance requirements imposed on the project from federal, state, and local authorities, including FDA, EPA, and OSHA. Our team is extensively skilled and knowledgeable of the pharmaceutical processing and related technologies and is capable of translating Advanced Biotherapy requirements into effective facility solutions. In the last fourteen years, IPS has successfully completed several hundred million dollars of pharmaceutical facilities; all of which have been successful in their achievement of business and technical objectives.

1.2.2 Compliance

     Establishing a compliant process facility is perhaps the most challenging activity in the capital project area of bio/pharmaceutical enterprises. The many complicated and overlapping compliance imperatives are impressive. Not only must the facility function in a way that achieves business objectives for a time to market, flexibility, and cost advantage, but the facility must also achieve these challenges within an evolving regulatory environment. The integration of the IPS project team will result in a facility that complies directly with FDA regulations for current Good Manufacturing Practices and achieve an excellent operational profile from a safety, health, and an environmental perspective. These two major objectives for compliance will be integrated into a successful facility design that also gracefully accommodates prudent life cycle operating and maintenance costs.

     Delivering value in this environment is a considerable challenge for the design/build team. IPS has such experience and has demonstrated successful performance in designing and constructing challenging facilities of this type. Since we are designers as well as builders and validators, our complete project cycle experience brings invaluable insights

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     and relevant practical experience to achieve Advanced Biotherapy objectives on this project. Our designers are often called to closely support construction on behalf of our design/build projects. When our designers are
     asked   to   prepare   contract   documents   and   provide    construction
     administration, we are well versed and remain excited about the achievement of these challenges.

     Our team is well grounded in real-time, modern compliance and performance. Our validators routinely review constructabilty and validatability issues and are challenged, daily, to plan, commission, and implement validation plans based on our designs. IPS total in-house capabilities are an excellent match for this project's requirements and we are very confident that we can meet the project's business and technical objectives and become a valued member of the project team.

1.2.3 Speed

     This project's objectives must be accomplished within a fixed amount of calendar time. We have complete confidence in our abilities to meet the timetable. This project is well within our capabilities to totally support, not only from a technical standpoint, but also from in-house resources. We believe having the right talent in the right numbers is essential to meeting this project's need for timely achievement of deadlines. Since we are designibuilders, we are routinely involved with speed critical projects and our entire team routinely works quickly and efficiently toward our clients' objectives. This project is a good fit for our team The project's speed and need for tight coordination with the operations of your existing facility are evident and well understood by IPS

1.2.4 Technology

     Implementing sophisticated processing technologies within a challenging building environment for cGMP and safety compliance is a considerable design challenge. Only firms with extensive practical experience can achieve these technical objectives. IPS is up to the challenge. Our practice is specifically focused on sterile manufacturing. During the last fourteen years we have been involved with many multiple product manufacturing facilities and pilot plants, as well as a full range of design, build, and validation assignments of bio-tech facilities. Our staff is deeply skilled and experienced in these endeavors and we have truly relevant experience and knowledge to bring to this project.

     Our design/build team routinely supports validation efforts through documentation and field support. This project is a great opportunity for IPS to re-demonstrate our skills and commitment. We are up to the challenge. The result will be a design that creates the flexibility to address current and anticipated technology.

1.2.5 Leadership

     Achieving Advanced Biotherapy's technical and business objectives for this project requires teamwork and a great plan. Tight coordination, clear responsibilities, and excellent communication are essential on this project if we are to achieve our goals and meet the challenges ahead. IPS understands these dynamics and has demonstrated success in becoming a vital part of owner's teams under these demanding circumstances. We are leaders in our field and have an excellent grasp of our role and responsibilities on this project. Advanced Biotherapy can count on us 100% to be prudent team members. Our partner-in-charge approach to project management is very effective. We pledge our total corporate commitment on this project. Decisions will be streamlined and support

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     will be solid and timely.  We will share all decisions  with a strong sense of professionalism and purpose.

     IPS' offer provides Advanced Biotherapy with a single point of contact from concept through qualifications. This approach provides Advanced Biotherapy with one individual that has full responsibility and accountability for coordination, communication, and commitment.

1.3  Design/Build Project Strategies

     We propose to implement this project with a fast-track, design/build approach. The key elements of such an approach call for prudent completion of design, timely purchase of long-lead items, and fieldwork in order to achieve the phased occupancies required by June 2003. We will provide an integrated project schedule for achieving our objectives. Our proposed project approach calls for the following major activities going forward:

     o Re-confirmation, through the documentation contained within this Proposal, of the program requirements and project intent to ensure all of Advanced Biotherapy's process and utility requirements are addressed.

     o Further development and implementation of a critical path method construction schedule as a key project management tool.

     o Development of master plan for validation and compliance (not included in IPS scope at this time)

     o    Development and analysis of bids for subcontracted work.

     o Procurement of long lead material and release of HVAC equipment and controls so that they are received in a timely manner in accordance with the project schedule requirements.

     o    Introduction  and  inclusion  of   sub-contractors   on  final  design
          documentation   for   constructability   reviews   and   efficiencies.

     o Integrated construction management for scheduling, cost control and subcontractors managed at the site by IPS personnel.

     o Detailed review of installations and project progress for the purpose of commissioning and start-up.

     o Commissioning, validation (of selected systems and qualifications) and closeout package turnover.

1.4 Design/Build Project Discussion

     1.4.1Staged Design  Services:  We are ready to begin the detailed  stage of our design services. The costs expended to date are not included in this Proposal. The effort to complete the project will entail final dimensions and adding clear definition to the concept drawings.
          Engineering solutions and conformance to the local codes and authorities will be key activities. Also, this proposal will include the design support of construction activities. Our design team will remain intimately involved with the field. construction throughout the balance of the work including commissioning and validation.

     1.4.2Project Safely: We will implement a vigorous safety program and coordinate all field activities with site safety goals as top priority. Our field staff will conduct weekly safety meetings and will monitor field operations with a keen eye toward total adherence to safe practices. IPS routinely reviews the client site requirements and incorporates them into the comprehensive IPS plan.


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     1.4.3Subcontractors:  IPS will enlist  local  subcontractors  that meet our standards for safety and quality.  These firms will be highly  capable
          and   well-staffed   organizations   that  will  meet  our  needs  and
          requirements. IPS has an extensive network of subcontractors and vendors we have successfully completed projects with. All competitive bid items are reviewed with Advanced Biotherapy in detail.

     1.4.4Construction Management : This project demands efficient execution and thorough planning. Our construction management plan calls for on-site management of subcontractors led by a senior project manager from IPS who is supported by a field superintendent and field engineer as well as home office planning and cost control staffers. Through these efforts by a single source, Advanced Biotherapy will realize coordination benefits.

          Along with the selection of talented subcontractors, successful implementation must include an aggressive expedition and scheduling program. We will establish short-term schedules, hold frequent coordination meetings with subcontractors regarding scheduling, quality, and safety and establish a very detailed progress measurement system that will allow for confident tracking and control.

     1.4.5Purchasing/Expediting: We have undertaken an aggressive pre-purchase and expediting program in order to meet the scheduled activities. This includes functional specifications, vendor coordination, incentives as prudent to speed vendor engineering and deliveries, and shop visits as appropriate to verify progress and improve overall delivery dates. In addition to the activities listed above for major equipment and systems, we will work closely with our subcontractors to identify critical materials and assure that they will flow in a timely fashion to support our schedule.

     1.4.6Permits: We have established working relationships with Howard County authorities, which are important to the success of a project. We have identified all critical permitting applications and have established schedules and milestone objectives to implement this important area of project management. We know our first task at hand is to expedite the fire protection plan so that there is sufficient time to accommodate the current schedule sequence.

     1.4.7Cost Control:  We will  establish a detailed  cost control  budget for the project and will work closely with major subcontractors to develop a coordinated cost reporting system. We will carefully measure engineering and field progress and deploy our change control program for timely identification of potential issues for team discussion. We will clearly define status, progress, and projected final totals in a meaningful way. We will support value-engineering activities to assure Advanced Biotherapy that a cost-efficient facility is being provided that meets immediate occupancy needs, as well as accommodates longerterm objectives where prudent and possible. Our expert cost engineering capabilities will play a vital role in the cost control program for the project.

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2.0 SCOPE OF SERVICES

  2.1 Project Management

     2.1.1The work is broken  down by  construction  packages  that best fit the
          client's  needs.  IPS  provides  bid  packages   according  to  client
          production needs, relocation dates, permitting requirements, design constraints, and equipment delivery requirements.

     2.1.2IPS  monitors  cost  through  the  use  of  several   systems.   Scope
          Adjustment Notices (SAN) are issued immediately upon identification of changes in the overall project scope. This allows our clients the ability to react to change and make decisions based on cost and schedule impacts. Likewise, IPS uses a system for Potential Change Orders to track the subcontractor changes. We also monitor and track the progress of the project against our detailed CSI coded cost breakout and the project schedule in support of project invoices to Advanced Biotherapy and from subcontractors,

     2.1.3Time Management. and Project Scheduling is the key tool for project success. A Project Milestone Schedule has been provided with this quotation. At the start of the project, IPS will prepare and link all activities required for the design, procurement, construction and validation of the project. The schedule is an active document to provide the team with the plan for a successful project. Changes are incorporated and evaluated and progress will be tracked on a weekly basis. Any deviation to the Critical Path Method will be evaluated and work around plans provided.

     2.1.4Risk Management is a function of good  communication.  The IPS Project
          Manager will work closely and communicate with Advanced Biotherapy to identify and evaluate risk. IPS typically works with their clients to identify client business plans to enable review of design, procurement construction and validation activities for potential risk. IPS will assist to evaluate these issues and manage the subsequent activities accordingly.

     2.1.5Project  Reporting and Control Systems are provided to meet the client and project needs. As previously discussed, cost and schedule are monitored and updated regularly. IPS will conduct client project review meetings on a weekly basis and site contractor review meetings on a weekly basis. IPS also conducts drawing reviews and constructability reviews that are conducted as needed throughout the project. The frequencies of meetings are adjusted to meet the project needs.

     2.1.6Document  Management  is initiated on a project  specific  basis.  The
          Project Lead Sheet will contain the drawing and revision dates for the project. All specifications are logged by number and date. All distributions are issued and accompanied by a transmittal, containing the description, revision dated and distribution.

     2.1.7Configuration and Change Management are managed through our SAN and PCO documents. Changes in construction packages are controlled through the issuing of bulletins and all contractor questions are written on a standard Request for Information format.

     2.1.8Records Management. All project related documents are filed in the project file, which is regulated through a standard filing system. Documents are issued via a transmittal and correspondence is coded. Logs are kept electronically and backed up daily.

     2.1.9Project Coordination. All IPS services for this project are delivered through one office, this allows for easy access and for a smooth flow of information. The project group is

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          linked  via an email  system  and can easily  access  common  software through the company computer system. Formal meetings are organized with an agenda and minutes are kept and issued. All issues are surfaced, distributed and resolved in an efficient manner. Issues are tabulated and tracked through the institution of an Action Plan list. The aforementioned activities of scheduling and cost control are additional tools used to coordination and prioritize the activities performed by the project team.

     2.1.10 Project Lists will be provided and are typical for:

          Equipment List
          Drawing List
          Specification Log
          Document Distribution List
          PCO Log
          SAN Log

          Additional lists will be provided, as the project requires.

2.2  Final Engineering & Design

     2.2.1 Construction Phase (Construction Administration)

          Listed below is a summary of anticipated deliverables by the IPS architect's and engineer's to support the construction phase effort of the project:

          1. Shop drawing  reviews.
          2. Respond to Requests for  Information  (RFIs).
          3. Conflict resolution during  construction.
          4. Assist in commissioning of systems by providing general guidance.
          5. Review commissioning report.

     2.2.2 Record drawings

          Listed below is a summary of the anticipated deliverables by IPS in support of the project closeout:

          1. Provide record drawings consisting of contractors' marked up drawings.

2.3 Procurement, Construction Administration and Construction Management

     2.3.1 Procurement

          1. Develop and issue specifications for long-lead equipment.

          2. Provide early bid package for HVAC, drywall, painting, doors and hardware and fire protection.

2.3.2 Construction Administration

          1. Attend pre-bid meetings.
          2. Respond to questions/clarifications from bidders (RFI's).
          3. Technical evaluation of bids.
          4. Assist in awarding contracts.
          5. Shop drawing reviews.

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          6. Periodic  construction  site visits by each  discipline.
          7. Punch listing by each  discipline.
          8. Assist in commissioning of systems by providing general guidance.
          9. Review commissioning  report.
         10. Assist in validation master plan process by providing required drawings and documents.

2.3.3  Construction Management

         1. Full time on-site supervision
         2. Preparation and monitoring of project schedules
         3. Safety standard enforcement
         4. Coordination of owner furnished items
         5. Coordination with the developer's project team
         6. Site cleanliness
         7. Preparing and maintaining cost accounting procedures that track costs to date and costs to complete
         8. Monitoring subcontractor invoices
         9. Reviewing major discipline bids with Advanced Biotherapy prior to selection
        10. Subcontractor coordination
        11. Quality Assurance
        12. Job Site Office
        13. Shutdown Coordination
        14. Estimating of alternatives or scope change requests
        15. Constructability Review
        16. Pre-purchase of Equipment
        17. Contract Administration
        18. Commissioning (See Section 2.4)

2.4 Commissioning/Validation

     2.4.1 Commissioning

     Commissioning is a process by which building systems and equipment are evaluated and confirmed to be installed and ready for operation in conformance with the design intent. This process is conducted upon installation and start-up, by qualified installers, with the support of the engineers, construction personnel and validation personnel, as applicable. This process can provide certain benefits including timely identification of installation and/or operation issues and a cost efficient manner of assuring proper installation and operation (since it takes place while construction management, installing professionals, design personnel, and validation personnel are actively on the job). In addition, a solid and well thought out commissioning program can have a positive impact on the qualification effort. It is beneficial to identify and rectify non-conforming characteristics during the commissioning effort so that the qualification schedule is not negatively impacted by non-conforming tests and so that the regulatory documentation does not include unnecessary and avoidable deviations.

          IPS'      unique      delivery       mechanism      of      integrated
     design-construction-validation will have a positive impact on the project. The single source responsibility for delivering this project compels IPS to maintain an overall team approach that includes the combined

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


     efforts of vendors and contractors alike. The leverage of including the participation of these groups into the commissioning effort will greatly impact the success of this project and its timely delivery by eliminating redundant tasks. In addition, IPS has saved validation costs by performing and documenting critical FATs to help ensure process qualifications and reduce field time and cost.

     The commissioning effort will include contractor, Owner and IPS personnel, depending on the nature of the subject matter. This proposal has been estimated for a single review cycle per document by Advanced Biotherapy (one draft review, comment incorporation, then issuance for signature).

                                       10

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


PROJECT OVERVIEW

PROJECT APPROACH - DESIGN/BUILD PROJECT DELIVERY FLOW DIAGRAM


                                [ FLOW DIAGRAM ]

                                       11


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


                               3.0 BASIS OF DESIGN




                                       12
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


                     (BASIS OF DESIGN UNDER SEPARATE COVER)



                                       13

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



                                4.0 GMP ESTIMATE





                                       14



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


-------------------------------------------------------------------------------
                            ADVANCED BIOTHERAPY, INC.
                                  COLUMBIA, MD
                             IPS PROJECT NO. 030011
                  BUDGETARY COST ESTIMATE SUMMARY (+ OR - 20%)
                                    315/2003
-------------------------------------------------------------------------------
COST CODE           DESCRIPTION                                   TOTAL
-------------------------------------------------------------------------------
   1000           GENERAL CONDITIONS                            $23,542.50
-------------------------------------------------------------------------------
   2000           SITE WORK                                      $3,870.00
-------------------------------------------------------------------------------
   3000           CONCRETE                                           $0.00
-------------------------------------------------------------------------------
   4000           MASONRY                                            $0.00
-------------------------------------------------------------------------------
   5000           METALS                                           $980.00
-------------------------------------------------------------------------------
   6000           CARPENTRY                                        $200.00
-------------------------------------------------------------------------------
   7000           THERMAL & MOISTURE PROTECTION                   $1450.00
-------------------------------------------------------------------------------
   8000           WINDOWS                                       $12,600.00
-------------------------------------------------------------------------------
   9000           FINISHES                                      $12,782.00
-------------------------------------------------------------------------------
   10000          SPECIALTIES                                        $0.00
-------------------------------------------------------------------------------
   11000          EQUIPMENT                                           $0.00
-------------------------------------------------------------------------------
   12000          FURNISHINGS                                    $1,800.00
-------------------------------------------------------------------------------
   13000          SPECIAL CONSTRUCTION                           $1,000.00
-------------------------------------------------------------------------------
   14000          CONVEYING SYSTEMS                                  $0.00
-------------------------------------------------------------------------------
   15000          MECHANICAL                                    $40,054.00
-------------------------------------------------------------------------------
   16000          ELECTRICAL                                    $21,696.43
-------------------------------------------------------------------------------
   17000          PROCESS EQUIPMENT & SYSTEMS                        $0.00
-------------------------------------------------------------------------------
   80000          CONTINGENCY                                   $12,117.47
-------------------------------------------------------------------------------
   81000          INSURANCES, TAXES, AND BONDS                   $1,199.75
-------------------------------------------------------------------------------
   83000          DESIGN AND ENGINEERING                        $16,172.00
-------------------------------------------------------------------------------
   84000          FEE                                           $14,946.41
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  TOTAL PROJECT COST                           $164,411
===============================================================================

                             Confidential Treatment

NOTE:

Add $23,500 for Pharmaceutical Grade Modular Wall System Option which has an associated lead time of 4 weeks.


                                       15

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

===============================================================================
INTEGRATED PROJECT SERVICES
ESTIMATING                                           ADVANCED BIO THERAPY, INC
                                                   BUDGETARY ESTIMATE(DETAILED)

===============================================================================
  COST CODE       DESCRIPTION                QUANTITY  UNIT  UNIT COST SUBTOTAL
===============================================================================
GENERAL CONDITIONS
===============================================================================
      01000       GENERAL CONDITIONS                                         $0
-------------------------------------------------------------------------------
      01004       TELEPHONE - TOLL CALLS        1       MO      $80.00      $80
-------------------------------------------------------------------------------
      01006       REIMBURSEABLES                1     ALLOW    $500.00     $500
-------------------------------------------------------------------------------
      01007       TRAVE/LODGING                 4       WK     $150.00     $600
-------------------------------------------------------------------------------
      01047       SUPERINTENDENT                4       WK   $2,900.00  $11,600
-------------------------------------------------------------------------------
      01048       PROJECT MANAGER               2       WK   $4,000.00   $8,000
-------------------------------------------------------------------------------
      01049       CLERICAL SUPPORT              2       WK     $250.00     $500
-------------------------------------------------------------------------------
      01064       BUILDING PERMIT               1     ALLOW  $1,500.00   $1,500
-------------------------------------------------------------------------------
      01051       SAFETY SUPERVISION            1     ALLOW      $0.00       $0
-------------------------------------------------------------------------------
      01305       DRAWINGS & PRINTS             1       LS     $500.00     $500
-------------------------------------------------------------------------------
      01306       COURIER & POSTAGE             1       MO     $100.00     $100
-------------------------------------------------------------------------------
      01512       TEMPORARY LIGHTING           650      SF       $0.25     $163
-------------------------------------------------------------------------------
      01794       ATTORNEY'S FEES                                            $0
-------------------------------------------------------------------------------
      01795       RENTAL                                                     $0
-------------------------------------------------------------------------------
                    GENERAL CONDITIONS SUBTOTAL                         $23,543
-------------------------------------------------------------------------------
  SITE WORK
-------------------------------------------------------------------------------
      02000       SITE WORK                                                  $0
-------------------------------------------------------------------------------
      02001       SITE WORK END OF CONTRACT                                  $0
-------------------------------------------------------------------------------
      02002       DUMPSTERS                     1       EA     $550.00     $550
-------------------------------------------------------------------------------
      02003       CLEANING                      8      HRS      $20.00     $160
-------------------------------------------------------------------------------
      02070       SELECTIVE DEMO WALLS
                    AND DOOR                    48     HRS      $45.00   $2,160
-------------------------------------------------------------------------------
      02452       SIGNAGE                       1       LS   $1,000.00   $1,000
-------------------------------------------------------------------------------
                      SITE WORK                                          $3,870
-------------------------------------------------------------------------------
CONCRETE
-------------------------------------------------------------------------------
      03000       CONCRETE                      0       LS       $0.00       $0
-------------------------------------------------------------------------------
                      CONCRETE                                               $0
-------------------------------------------------------------------------------
MASONRY
-------------------------------------------------------------------------------
      04000       MASONRY                                                    $0
-------------------------------------------------------------------------------
                      MASONRY                                                $0
-------------------------------------------------------------------------------
METALS
-------------------------------------------------------------------------------
      05000       METALS
-------------------------------------------------------------------------------
      05120       STRL SUPPORTS FOR GWB
                    CEILING                    400      SF       $1.20     $480
-------------------------------------------------------------------------------
      05500       STRUCTURAL/MISC STEEL         1       A         $500.00  $500
-------------------------------------------------------------------------------
                      METALS                                               $980
-------------------------------------------------------------------------------
CARPENTRY
-------------------------------------------------------------------------------
      06000       CARPENTRY, WOOD BLOCKING      1       LS     $200.00     $200
-------------------------------------------------------------------------------
                      CARPENTRY                                            $200
-------------------------------------------------------------------------------
THERMAL & MOISTURE PROTECTION
-------------------------------------------------------------------------------
      07000     THERMAL & MOISTURE PROTECTION                                $0
-------------------------------------------------------------------------------
      07850     ROOF CURB FOR COND UNIT         1       EA     $750.00     $750
-------------------------------------------------------------------------------
      07600     FLASHING                        20      LF      $10.00     $200
-------------------------------------------------------------------------------
      07930     CUT AND PATCH ROOF              1     ALLOW    $500.00     $500
-------------------------------------------------------------------------------
                    THERMAL & MOISTURE
                      PROTECTION                                         $1,450
-------------------------------------------------------------------------------
WINDOWS
-------------------------------------------------------------------------------
      08000     WINDOWS                                                      $0
-------------------------------------------------------------------------------
      08100     HOLLOW METAL FRAMES AND
                  DOORS, DOUBLE                 1       EA   $2,000.00   $2,000
-------------------------------------------------------------------------------
      08100     HOLLOW METAL FRAMES AND
                  DOORS, SINGLE                 3       EA   $1,000.00   $3,000
-------------------------------------------------------------------------------
      08100     METAL DOORS-SINGLE              2       EA     $750.00   $1,500
-------------------------------------------------------------------------------
      08100     DOOR INSTALLATION               7       EA     $300.00   $2,100
-------------------------------------------------------------------------------
      08700     DOOR HARDWARE                   7      SETS    $350.00   $2,450
-------------------------------------------------------------------------------
      08605     WINDOWS (24 X 30)               2       EA     $250.00     $500
-------------------------------------------------------------------------------
      08850     GLAZING                         7       EA     $150.00   $1,050
-------------------------------------------------------------------------------
                      WINDOWS                                           $12,600


                                       16

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



===============================================================================
INTEGRATED PROJECT SERVICES
ESTIMATING                                           ADVANCED BIO THERAPY, INC
                                                   BUDGETARY ESTIMATE(DETAILED)

===============================================================================
  COST CODE       DESCRIPTION                QUANTITY  UNIT  UNIT COST SUBTOTAL
===============================================================================
FINISHES
===============================================================================
      09000     FINISHES                                                     $0
-------------------------------------------------------------------------------
      09120     GYPSUM CEILING                 590      SF       $3.50   $2,065
-------------------------------------------------------------------------------
      09250     GYPSUM WALL BOARD TO
                  10'HT, 0 HR                  640      SF       $4.75   $3,040
-------------------------------------------------------------------------------
      09659     VCT                            590      SF       $4.00   $2,360
-------------------------------------------------------------------------------
      09661     VINYL BASE                     170      LF       $2.00     $340
-------------------------------------------------------------------------------
      09900     EPOXY PAINTING                2765      SF       $1.80   $4,977
-------------------------------------------------------------------------------
                      FINISHES                                          $12,782
-------------------------------------------------------------------------------
SPECIALTIES
-------------------------------------------------------------------------------
      10000     SPECIALTIES                                      $0.00
-------------------------------------------------------------------------------
                      SPECIALTIES                                            $0
-------------------------------------------------------------------------------
EQUIPMENT
-------------------------------------------------------------------------------
      11000     EQUIPMENT                                                    $0
-------------------------------------------------------------------------------
                      EQUIPMENT                                              $0
-------------------------------------------------------------------------------
FURNISHINGS
-------------------------------------------------------------------------------
      12000     FURNISHINGS                                                  $0
-------------------------------------------------------------------------------
      12000     DOOR LOCKING AND ALARM          1     ALLOW    $300.00     $300
-------------------------------------------------------------------------------
      12825     PASS-THRU                       1       EA   $1,500.00   $1,500
-------------------------------------------------------------------------------
                      FURNISHINGS                                        $1,800
-------------------------------------------------------------------------------
SPECIAL CONSTRUCTION
-------------------------------------------------------------------------------
      13000     SPECIAL CONSTRUCTION                                         $0
-------------------------------------------------------------------------------
      13002     RIGGING                         1       LS   $1,000.00   $1,000
-------------------------------------------------------------------------------
                      SPECIAL CONSTRUCTION                               $1,000
-------------------------------------------------------------------------------
CONVEYING SYSTEMS
-------------------------------------------------------------------------------
      14000      CONVEYING SYSTEMS                                           $0
-------------------------------------------------------------------------------
                      CONVEYING SYSTEMS                                      $0
-------------------------------------------------------------------------------
MECHANICAL
-------------------------------------------------------------------------------
      15000     MECHANICAL -
-------------------------------------------------------------------------------
      15074     REFRIGERANT PIPING              20      LF      $25.00     $500
-------------------------------------------------------------------------------
     15074-1    INSULATION-REFRIGERANT PIPING   20      LF       $9.00     $180
-------------------------------------------------------------------------------
      15258     DUCT INSULATION                763      SF       $3.00   $2,289
-------------------------------------------------------------------------------
      15841     DUCTWORK                       957      LB       $6.00   $5,742
-------------------------------------------------------------------------------
      15500     SPRINKLERS RELOCATED            1       LS   $4,194.00   $4,194
-------------------------------------------------------------------------------
      15762     AIR HANDLING UNIT,
                  FURNISH ONLY                 2800     CFM      $4.50   12,600
-------------------------------------------------------------------------------
     15762-1    INSTALL AND TRIM OUT AHU AND
                  COND UNITS                    1       LS   $1,800.00   $1,800
-------------------------------------------------------------------------------
      15841     DUCTWORK, FLEX                  55      LF       $9.00     $495
-------------------------------------------------------------------------------
      15873     HEPA FILTERS                    7       EA     $650.00   $4,550
-------------------------------------------------------------------------------
     15873-1    HEPA CERTIFICATIONS             7       EA      $90.00     $630
-------------------------------------------------------------------------------
      15900     CONTROLS & INSTRUMENTATION      5      PTS   $1,050.00   $5,250
-------------------------------------------------------------------------------
      15910     TESTING, ADJUST AND
                  BALANCING - AIR               16     HRS      $80.00   $1,280
-------------------------------------------------------------------------------
      15990     START-UP ALLOWANCE              8      HRS      $68.00     $544
-------------------------------------------------------------------------------
      15999     CHANGE ORDERS                                                $0
-------------------------------------------------------------------------------
                      MECHANICAL                                        $40,054
-------------------------------------------------------------------------------
ELECTRICAL
-------------------------------------------------------------------------------
      16000     ELECTRICAL
-------------------------------------------------------------------------------
      16100     POWER FEEDS -CONUIDTS,
                  WIRES                        1070     LF       $7.83   $8,378
-------------------------------------------------------------------------------
      16110     WIRE MOLD                       30      LF      $30.62     $919
-------------------------------------------------------------------------------
      16140     WIRING DEVICES                  25      EA      $42.79   $1,070
-------------------------------------------------------------------------------
      16142     RECEPTACLES                     19      EA      $45.58     $866
-------------------------------------------------------------------------------
      16145     STARTERS                        1       EA   $1,316.00   $1,316
-------------------------------------------------------------------------------
      16160     PANEL BOARDS                    2       EA   $2,166.00   $4,332
-------------------------------------------------------------------------------
      16353     DISCONNECT SWITCHES             2       EA     $275.00     $552
-------------------------------------------------------------------------------
      16481     MOTOR HOOK-UPS                  2       EA      $64.05     $128
-------------------------------------------------------------------------------
      16500     LIGHTING                        11      EA   $3,760.00   $4,136
-------------------------------------------------------------------------------
                      ELECTRICAL                                        $21,696
-------------------------------------------------------------------------------


                                       17
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

===============================================================================
INTEGRATED PROJECT SERVICES
ESTIMATING                                           ADVANCED BIO THERAPY, INC
                                                   BUDGETARY ESTIMATE(DETAILED)

===============================================================================
  COST CODE       DESCRIPTION                QUANTITY  UNIT  UNIT COST SUBTOTAL
===============================================================================
VALIDATION
-------------------------------------------------------------------------------
      17000     VALIDATION                      0    ALLOW       $0.00       $0
-------------------------------------------------------------------------------
                      PROCESS SYSTEMS                                        $0
-------------------------------------------------------------------------------
CONTINGENCY
-------------------------------------------------------------------------------
     80000      CONTINGENCY   10%               1       LS  $12,117.47  $12,117
-------------------------------------------------------------------------------
                      CONTINGENCY                                       $12,117
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     81000      INSURANCE & TAXES, BONDS        1       LS   $1,199.75   $1,200
-------------------------------------------------------------------------------
                                                                         $1,200
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                             $0
-------------------------------------------------------------------------------
DESIGNIENGINEERING
-------------------------------------------------------------------------------
      83000     DESIGN & ENGINEERING            1       LS  $16,172.00  $16,172
-------------------------------------------------------------------------------
                      DESIGN/ENGINEERING                                $16,172
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      84000     OVERHEAD/FEE                    1       LS  $14,946.41  $14,946
-------------------------------------------------------------------------------
      84400     SALES TAX                    EXCLUDED                        $0
-------------------------------------------------------------------------------
                                                                        $14,946
-------------------------------------------------------------------------------


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







                   5.0 CLARIFICATIONS/ASSUMPTIONS/EXCLUSIONS











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


5.0     CLARIFICATIONS / ASSUMPTIONS / EXLUSIONS

GMP Estimate
Clarifications, Assumptions and Exclusions

The following represents a list of assumptions, clarifications and exclusions used in preparation of the GMP estimate. It is noted that there may be adjustments to the Guaranteed Maximum Price based on the change in scope in terms of the revised documents and/or any changes to the following assumptions and clarifications:

1. The IPS estimating contingency in the GMP Estimate is 10% of costs excluding Owner Furnished process equipment capital costs. This contingency is exclusively meant to pay for all the costs associated with estimating variances, work associated with final documents changes and design development to meet the basis of design criteria, and contractor's change orders for differing conditions etc, The purpose of the contingency, however, is not to pay for additional work requests or scope adjustments by the Owner,

2. IPS' General Conditions includes an allowance for the IPS safety personnel to visit the jobsite for spot inspection once every two (2) weeks. IPS has not included a full time, dedicated safety person for the project site. The normal safety function will be addressed by IPS's field superintendent.

3. Except as specifically noted, all pricing is for work during normal working hours (7.00am- 4:00pm), 8 hours/day, 5 days/week (Monday through Friday). IPS excludes all premium time and overtime, with exception to second shift work for the resinous flooring installation. IPS will provide time and material records for premium time over the standard 40 hours/week to the Owner on a monthly basis, which is to be paid separately as project cost change order, once authorized by the Owner's representative. The costs will include subcontractor (trades) costs as well as IPS supervision and General Conditions costs, and additional travel costs as required for additional shifts.

4. Costs of removal of existing racks, process equipment and hoods within the existing facility are excluded.

5. Validation scope is excluded from this scope of work. These services are quoted under a separate proposal. Refer to Appendix for proposal.

6. Validation costs associated with the process equipment IQ/OQ documentation and protocols shall be assumed to be purchased by the Owner from the process equipment suppliers.

7. It is assumed that no drains or plumbing is included in this proposal. All drains for equipment shall be piped to bottles and removed by personnel.

8. The building pen-nit and construction permit costs of $1,500 is an allowance item and it will be adjusted based on the actual fees levied by the Local Authorities.

9. Handling and removal of hazardous material such as asbestos, lead paint, PCBs, radioactive material, fluorescent light tubes and ballasts, and underground tanks are excluded.

10. IPS has excluded any rework of existing egress paths from the renovated spaces. Any such work required can be provided for additional cost under a separate proposal.

11. IPS excludes any installation of access platforms for maintenance of new HVAC unit or other equipment.

12. IPS has allowed for the furnishing and installation of one (1) fire extinguisher cabinet only in this scope. Fire extinguishers are excluded from this scope.

13. All process chemicals and delivery of raw materials used in the final process to be provided by the owner.

                                       20
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


14. No cost is included for increasing the size of sprinkler mains or rezoning of the building sprinkler system. IPS sprinkler work is limited to rework of the branch piping and head locations based on the same hazard classification.

15. Fire alarm work in contract is limited to a new extender panel and a connection of the signal cable to the existing fire alarm panel, It also includes all the necessary fire alarm devices and wiring in the new areas.

16.  An emergency shutoff switch will be installed in the air-handling unit.

17. No Telephone and data work is included. Telephone and data wiring is excluded,

18. Security and access systems work is excluded. This also excludes any card readers, door contacts, magnetic strikes and security cameras. A combination lock will be provided for the entrance door from the main corridor.

19.  Paging system work is excluded.

20. Costs for purchase of process equipment are Owner costs. This scope does not include any startup, freight, relocation costs, rigging or setting of new or used equipment.

21. IPS is not responsible for cost or schedule impact of any deficiencies and associated corrective work for the Owner furnished equipment.

22. All work associated with modifications to the existing Lyophilizer is excluded from IPS scope of work.

23. Identification tags and signs for Owner-fumished process equipment are excluded.

24.  State sales tax allowances are made for IPS purchased equipment.

25. Gowning racks and supplies are excluded. IPS assumes that all garments will be provided by Advanced Biotherapy, including disposables for clean construction purposes,

26. It is assumed that the costs associated with temporary power, beating and cooling of the project area during construction, temporary enclosures for heating and cooling of the building, and water will be paid by the Owner.

27. The temporary partitions are constructed of polyethylene sheet supported from temporary studs.

28. IPS has excluded temporary security services (guard service). If deemed necessary, any guard service shall be provided by the Owner.

29.  IPS  excludes  clean  room  furniture   (i.e.   mirrors,   signage,   trash
     receptacles, etc) with the exception of two fixed gowning benches.

30. Due to concealed conditions at the time of this proposal, IPS has assumed that the level of demolition and renovation required in the location will be as discussed in previous meetings.

31.  IPS excludes certification of HEPA filters Owner provided equipment,

32. It is assumed that the Owner will make the existing areas available to IPS when required (with prior coordination) for new work areas and tie-ins of the utilities in existing areas during the normal working hours of 7:OOAM to 4:00 PM

33. IPS cannot be held responsible for schedule impact due to failure of local building officials to approve building permit by date indicated on the Project Schedule, IPS is not responsible for schedule impact due to failure of code officials to provide inspections of installed work in a reasonable period of time.

34.  IPS has excluded Payment and Performance Bond costs.

35. IPS' GMP budget reflects that the project is to be built by 'merit shop' labor.

36. Seismic hangers and/or earthquake bracing is not part of this scope of work.

37. All unit costs in the GMP identified with unit cost of "ALLOW" or identified above as an allowance, represent an allowance for that particular line item that is the maximum financial responsibility of IPS within the GMP. Any costs for any line item with unit cost of "ALLOW"

                                       21
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


     in excess of the indicated amount will be in addition to the to account for undefined or Owner-driven scope.

38. This proposal and all contents of our offer expressed herein is confidential and privileged, can not be disclosed to parties outside of IPS and Advanced Biotherapy without the specific written permission of IPS. Dissemination, distribution, or copying of this document or any portion thereof by any party other than IPS is strictly prohibited.


                                       22
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






                             6.0 MILESTONE SCHEDULE











                                       23
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


ID    Task Name                               Duration       Resource Names
-------------------------------------------------------------------------------
 1    KICKOFF                                 17 days
-------------------------------------------------------------------------------
 2        GMP Proposal                         0 days        IPS
-------------------------------------------------------------------------------
 3        Advanced Biotherapy Acceptance       2 days        Advanced
-------------------------------------------------------------------------------
 4        Project Kickoff                      0 days        IPS
-------------------------------------------------------------------------------
 5        Signed D/B Contract                   3 wks        Advanced
-------------------------------------------------------------------------------
 6    DETAILED DESIGN                         25 days
-------------------------------------------------------------------------------
 7        HVAC Equipment Specs                   1 wk        IPS
-------------------------------------------------------------------------------
 8        Electrical Confirmation                1 wk        IPS
-------------------------------------------------------------------------------
 9        Permit/Bid Documents                  2 wks        IPS
-------------------------------------------------------------------------------
10        Prepurchase Documents                 2 wks        IPS
-------------------------------------------------------------------------------
11        Construction Issue                    2 wks        IPS
-------------------------------------------------------------------------------
12    PRECONSTRUCTION / PROCUREMENT           55 days
-------------------------------------------------------------------------------
13        Mobilization and Logistics
            Planning                            3 wks        IPS / Advanced
-------------------------------------------------------------------------------
14        HVAC Prepurchase - Bid/Award          2 wks        IPS / Advanced
-------------------------------------------------------------------------------
15        Doors/Frames - Bid/Award              2 wks        IPS
-------------------------------------------------------------------------------
16        HVAC Prepurchase - Delivery           8 wks        HVAC Vendor
-------------------------------------------------------------------------------
17        File Building Permit                   1 wk        IPS
-------------------------------------------------------------------------------
18         ades Bid/Award                       3 wks        IPS
-------------------------------------------------------------------------------
19        Doors/Frames - Delivery               8 wks        Door
-------------------------------------------------------------------------------
20        Building Permit                       4 wks        Howard County
-------------------------------------------------------------------------------
21        Trade Submittals and Approval         2 wks        Trades
-------------------------------------------------------------------------------
22        Sheet Metal Fabrication               3 wks        MECH
-------------------------------------------------------------------------------
23        Electrical Purchases                  2 wks        ELEC
-------------------------------------------------------------------------------
24    CONSTRUCTION                            29 days
-------------------------------------------------------------------------------
25        Mobilize                             0 days        IPS
-------------------------------------------------------------------------------
26        Demolition Utility Relocation          1 wk        GC
-------------------------------------------------------------------------------
27        Mechanical Electrical Overhead         1 wk        MECH/ELEC
-------------------------------------------------------------------------------
28        Install Air Handler                  3 days        MECH
-------------------------------------------------------------------------------
29        Drywall Partitions one sides,          1 wk        GC
-------------------------------------------------------------------------------
30        Mechanical / Electrical Rough          1 wk        MECH/ELEC
-------------------------------------------------------------------------------
31        Complete / Prep Partitions             1 wk        GC
-------------------------------------------------------------------------------
32        HVAC Controls                         2 wks        MECH
-------------------------------------------------------------------------------
33        Install Doors                        2 days        GC
-------------------------------------------------------------------------------
34        Celings / Lighting                   4 days        GC
-------------------------------------------------------------------------------
35        Painting                             3 days        GC
-------------------------------------------------------------------------------
36        Mechanical / Electrical Teimout      3 days        MECH/ELEC
-------------------------------------------------------------------------------
37        Flooring                             2 days        GC
-------------------------------------------------------------------------------
38        Substantial Completion               0 days        IPS
-------------------------------------------------------------------------------
39    COMMISSIONING / QUALIFICATION           60 days
-------------------------------------------------------------------------------
40        Write /Approve --ove Process 1Q/OQ    6 wks        Advanced
-------------------------------------------------------------------------------
41        Write/Approve Facility IQ/OQ          4 wks        IPS
-------------------------------------------------------------------------------
42        HVAC Test and Ba lance               3 days        MECH
-------------------------------------------------------------------------------
43        HAVAC IQ                               1 wk        IPS
-------------------------------------------------------------------------------
44        Punchlist                             2 wks        IPS
-------------------------------------------------------------------------------
45        Install ocess Equipment               2 wks        Advanced
-------------------------------------------------------------------------------
46        Facility OQ                            1 wk        IPS
-------------------------------------------------------------------------------
47        Execute Process IQ                    2 wks
-------------------------------------------------------------------------------
48        Execute Process OQ                    2 wks
-------------------------------------------------------------------------------
49        IQ/OQ Complete                       0 days
-------------------------------------------------------------------------------


                                       24
  1129 Kenilworth Drive. - Exchange Building Suite 405 - Towson. Maryland 21204
           - Phone: 410.296.8590 - Fax: 410.296.8594 - www.ipsdb.com


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                                    DRAWINGS








                                       25
 1122 Kenilworth Drive - Exchange Building, Suite 405 - Towson, Maryland 21204 -
            Phone: 410.296.8590 - Fax: 410.296.8594, www.ips,db.com


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                        (DRAWINGS UNDER SEPARATE COVER)








                                       26
1122 Kenilworth Drive . Exchange Building, Suite 405 - Towson, Maryland 21204 -
            Phone: 410.296.8590 - Fax: 410.296,8594 . www.ipsdb.com


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                              8.0 COMMERCIAL TERMS







                                       27
1122 Kenilworth Drive - Exchange Building, Suite 405 . Towson, Maryland 21204 -
            Phone: 410.296.8590 - Fax: 410.296,8594 - www.ipsdb.com

8.0   COMMERCIAL TERMS

      Recognizing that moving forward on the project is important to maintaining schedule, IPS proposes that we commence work on the project immediately, and we are ready to start to complete the detailed engineering drawings and begin the project delivery phase,

      All work detailed in this proposal shall be provided as a design/build contract with a guaranteed maximum price of not to exceed one hundred sixty-four thousand, four hundred and eleven dollars ($164,411,00), Our work can commence immediately upon receiving written authorization to proceed and a ten percent down payment. Additional services for Validation are detailed in the Appendix of this proposal and will be authorized by NHD as a change to this contract or into a separate time and material based contract in accordance with the attached 2003 Rate Schedule. Our services will be invoiced monthly based on the percent of completion and are payable upon receipt. Reimbursable costs have been allocated and will be billed at actual cost to the project. As with every relationship, we will work "open book" with you. All time records, invoices, and receipts are made available to you for review.

      This proposal is valid for a period of thirty (30) days from the date of the proposal, If our services do not commence, or are stopped for a period of thirty (30) days through no act or fault of IPS, we may elect to renegotiate the terms of this agreement to reflect changes in project scope, schedule and fee schedules. Any changes made to this proposal do not constitute an agreement. All changes must be approved by both parties.

      If you accept this proposal, please sign one copy and return it to IPS.

      Thank you for the opportunity to assist Advanced Biotherapy/New Horizons on this important project. Should you have any questions on the above, please don't hesitate to contact me directly at our office at 410-296-8590 ext 12, or at my cell phone at 443-255-7889.

IPS Proposal No. MDD031044.1

Very Truly Yours,                               Accepted:

INTEGRATED PROJECT SERVICES                     ADVANCED BIOTHERAPY, INC.


-------------------------------------           -------------------------------
William Deckert                                 Signature
Project Executive


                                                -------------------------------
                                                Name (print)


                                                -------------------------------
                                                Title


                                                -------------------------------
                                                Date


                                       28

 1122 Kenilworth Drive - Exchange Building, Suite 405 - Towson, Marviand 21204 -
             Phone: 410.296.8590 - Fax: 410.296.8594 www.ipsdb.com

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